EXHIBIT 10.3

                               AMENDMENT NO. 2 TO

                          AGREEMENT AND PLAN OF MERGER

                                  BY AND AMONG

                                 ROOMLINX, INC.,

                             ARC COMMUNICATIONS INC.

                                       AND

                              RL ACQUISITION, INC.


                               DATED: MAY 14, 2004

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                 AMENDMENT NO. 2 TO AGREEMENT AND PLAN OF MERGER

      THIS AMENDMENT NO. 2 TO AGREEMENT AND PLAN OF MERGER (the "AMENDMENT"), dated as of May 14, 2004, is made and entered into by and among ROOMLINX, INC., a Nevada corporation ("ROOMLINX"), ARC COMMUNICATIONS INC., a New Jersey corporation ("ARC"), and RL ACQUISITION, INC., a Nevada corporation and wholly-owned subsidiary of ARC ("RL"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Merger Agreement (as hereinafter defined).

                                   BACKGROUND

      WHEREAS, the parties have executed an Agreement and Plan of Merger, dated as of December 8, 2003, and an Amendment to Agreement and Plan of Merger, dated as of February 28, 2004 (together, the "MERGER AGREEMENT"), pursuant to which they have agreed to effect the merger of RoomLinX with and into RL, with RL the surviving entity, and, immediately thereafter, to effect the merger of RL with and into ARC, with RL the surviving entity; and

      WHEREAS, the parties hereto desire to make certain amendments to the Merger Agreement upon the terms and subject to the conditions more fully set forth herein.

      NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I
                         AMENDMENTS TO MERGER AGREEMENT

      SECTION 1.1 Article 5 of the Merger Agreement is hereby amended and restated in its entirety as set forth below:

      "The closing ("CLOSING") of the Merger and any other transactions contemplated by this Agreement shall take place at the law offices of Westerman Ball Ederer Miller & Sharfstein, LLP, 170 Old Country Road, Mineola, New York 11501 within ten (10) days after satisfaction of the conditions set forth in
Article 6 hereof, but no later than June 15, 2004, or at such other place and time and on such other date, as the parties may agree upon in writing ("CLOSING DATE")."

      SECTION 1.2 Subsection (b) of Article 9 is hereby amended and restated in its entirety as set forth below:

      "(b) by RoomLinX or ARC (on behalf of RL), if the Effective Time shall not have occurred as soon as reasonably practicable but no later than June 15, 2004; provided, however, that the right to terminate this Agreement under this Section 9(b) shall not be available if the reason the Effective Time has not occurred is the intentional failure by the party seeking termination to fulfill any obligation under this Agreement."

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                                   ARTICLE II
                                  MISCELLANEOUS

      SECTION 2.1 FULL FORCE AND EFFECT. Except as amended hereby, the terms of the Merger Agreement remain in full force and effect.

      SECTION 2.2 COUNTERPARTS. This Amendment may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      SECTION 2.3 GOVERNING LAW; VENUE. This Amendment shall be construed in accordance with, and governed by, the law of the State of New York without regard to any principles of conflicts of law. The parties hereby agree that any action, suit, arbitration or other proceeding arising out of or related to this Amendment shall be brought, maintained and conducted only in New York, and each party hereby irrevocably consents and submits to the personal jurisdiction of and venue in the United States District Court for the Eastern District of New York and the New York State Courts in any such proceeding.

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      IN WITNESS WHEREOF, the parties to this Amendment have duly executed it as of the day and year first set forth above.

                                             ROOMLINX, INC.

                                             By: /s/ Robert Lunde
                                                 ------------------------------
                                                 Chief Executive Officer


                                             ARC COMMUNICATIONS INC.

                                             By: /s/ Aaron Dobrinsky
                                                 ------------------------------
                                                 Chief Executive Officer


                                             RL ACQUISITION, INC.

                                             By: /s/ Aaron Dobrinsky
                                                 ------------------------------
                                                 Chief Executive Officer



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